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                            OLD WESTBURY FUNDS, INC.

                    Supplement Dated September 2, 2003 to the
                       Prospectus Dated February 28, 2003

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Old Westbury Funds, Inc. Prospectus. This Supplement relates only to the Old Westbury Core Equities Fund.

The following paragraph replaces the last paragraph on page 33 of the Prospectus describing the management of the Old Westbury Core Equities Fund:

         Ms. Kathleen Millard, Managing Director of the Adviser and Portfolio Manager, is primarily responsible for the day-to-day investment management of the Core Equities Fund. Ms. Millard recently joined Bessemer Investment Management, LLC ("BIM") on August 25, 2003. Prior to joining BIM, Ms. Millard served as Managing Director and Head of the Large Cap Core Portfolio Selection Team at Deutsche Asset Management ("Deutsche"). Ms. Millard has spent the last 12 years in lead equity portfolio management positions with Scudder Stevens & Clark and Zurich Scudder, predecessors of what is now Deutsche. Prior to Deutsche, she was an analyst and portfolio manager at Chase Manhattan Bank. Ms. Millard received a BA from Princeton University in 1983. She is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE